Exhibit 10.1


                          FIRST AMENDMENT
                                OF
                          UAL CORPORATION
                         SUPPLEMENTAL ESOP
                  (Effective as of July 12, 1994)

     By virtue and in exercise of the amending power reserved to

UAL Corporation (the "Company") under section 5.1 of the UAL

Corporation Supplemental ESOP (Effective as of July 12, 1994) (the

"Plan"), which amending power thereunder is subject to the approval of the Air Line Pilots Association, International ("ALPA"), the

Company hereby amends the Plan, as follows, effective January 1,

1995:

     Section 3.1(c)(v) is amended by changing "January 1, 1995" to

"February 24, 1995."

     IN WITNESS WHEREOF, the Company has caused this First

Amendment to be executed on February 22, 1995.



                                   UAL CORPORATION


                                   By:  /s/ Stuart I. Oran

                                   Name:  Stuart I. Oran
                                   Title:  Executive Vice President -
                                           Corporate Affairs and
                                           General Counsel

Agreed and Approved by:

AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL

By:  /s/ J. Randolph Babbitt

Name:  J. Randolph Babbitt
Title: President